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Exhibit 1




CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-62357) of TAB Products Co. Tax Deferred Savings Plan of our report dated December 8, 1999, relating to the financial statements and schedules that appear in this Form 11-K.



                                    /s/ Mohler, Nixon & Williams
                                    MOHLER, NIXON & WILLIAMS
                                    Accountancy Corporation


Campbell, California
December 14, 1999